SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     October 17, 2003

SOUTHEASTERN BANKING CORPORATION

(Exact name of registrant as specified in its charter)

GEORGIA	2-83157	58-1423423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. BOX 455, 1010 NORTHWAY STREET, DARIEN, GEORGIA 31305

(Address of principal executive offices) (Zip Code)

(912) 437-4141

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

Number	Exhibit

99.1	News Release

Item 9.    Regulation FD Disclosure

The Registrant is furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition,” under this Item 9.

On October 17, 2003, the Registrant released earnings for the third quarter of 2003. The News Release is furnished herewith as Exhibit 99.1 and incorporated by reference in Item 9. All information is presented as of the News Release date; the Registrant disclaims any obligation to update said information in the future except as required by law.

1

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHEASTERN BANKING CORPORATION (Registrant)

By:	/s/ Alyson G. Beasley

Alyson G. Beasley, Vice President

Date: October 17, 2003